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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 18, 2003


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-25581                06-1528493
----------------------------    ------------------------    -------------------
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
         of Incorporation)                                  Identification No.)


       800 Connecticut Avenue, Norwalk, Connecticut                06854
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              (Address of principal office)                      (zip code)


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         Priceline.com issued a press release dated August 19, 2003, a copy of which is attached as an exhibit to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS

               99.1 Press release issued by priceline.com Incorporated on August 19, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PRICELINE.COM INCORPORATED


                                          By:  /s/ Jeffery H. Boyd
                                               --------------------------------
                                               Name:    Jeffery H. Boyd
                                               Title:   President and Chief
                                                        Executive Officer


Date:  August 19, 2003


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                                  EXHIBIT INDEX


    EXHIBIT NO.       DESCRIPTION


    99.1 Press release issued by priceline.com Incorporated on August 19, 2003.